EXHIBIT 10.26

AVERT ASSOCIATION PARTNERSHIP PROGRAM AGREEMENT

This joint marketing agreement is between Plumbing-Heating-Cooling Contractors Association (PHCC) and Avert, Inc. relative to the Avert Association Partnership Program.

PHCC AGRESS TO:

        1. Name Avert as PHCC's exclusive and preferred vendor for pre-employment screening.

        2. Provide Avert, Inc. with an electronic version of all PHCC members, including company name, contact first and last name, mailing address, phone and fax numbers (E-mail if available). Avert will provide an electronic format for contact information. This list to be updated on an annual basis.

        3. Provide Avert a signed endorsement letter on PHCC letterhead. Endorsement letter content will be supplied by Avert.

        4. Provide Avert the opportunity to participate annually in PHCC’s marketing activities. This includes but is not limited to joint press releases, exhibiting and/or presenting at PHCC’s annual meeting, advertising in PHCC’s trade journal, and submitting pre-employment screening related articles in PHCC’s trade journal.

        5. Provide a link to the Avert Web site from PHCC's Web site.

        6. Meet the following timeline requirements:

A.)	Sign and return the Avert Association Partnership Program Agreement by 3-20-2000.

B.)	Sign and return the endorsement letter to Avert by 3-20-2000.

C.)	Provide Avert with the electronic list of members by 3-20-2000.

AVERT AGREES TO:

        1. Write and distribute an initial endorsement letter.

        >2. Provide assistance signing up individual locations by attempting to obtain a standard Consumer Report User Agreement from each PHCC member.

        3. Provide PHCC members with a 50% discount off Avert’s standard price for Driving Record reports ($3.00 plus state fee rather than $6.00 plus state fee).

        4. Pay PHCC 5% of report and service revenue on billing statements for any PHCC member establishing a new account.

        5. Avert shall make these payments on a monthly basis.

        6. Meet the following timeline requirements:

A.)	Write the initial endorsement letter and submit to PHCC for signature by 3-10-2000.

B.)	Send initial endorsement letter to PHCC members on 3-10-2000.

C.)	Send introductory promotional offer to PHCC members on 3-27-2000.

This joint marketing agreement is for one year and automatically renewable unless cancelled by either party 30 days prior by written notification. Cancellation may be made for any reason.

PHCC Association Authorized Signature                                        Date

Avert, Inc. Authorized Signature                                                      Date